UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2005

Biogen Idec Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Cambridge Center, Cambridge, Massachusetts		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
SIGNATURES

ITEM 8.01 Other Events

     The Registrant entered into a Rule 10b5-1 stock repurchase plan on March 4, 2005 with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Pursuant to the plan, Merrill Lynch will repurchase the Registrant’s common stock under the Registrant’s previously announced stock repurchase program in accordance with the stock price and other parameters of the plan. Repurchases under the plan are scheduled to take place between May 2, 2005 and July 31, 2005. The maximum number of shares which can be repurchased under the plan is 4,000,000.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biogen Idec Inc.
By:	/s/ Anne Marie Cook
Anne Marie Cook
Vice President, Chief Corporate Counsel

Date: March 7, 2005